Income Taxes	9 Months Ended
Sep. 30, 2011
Income Taxes
Income Taxes

8.                          Income Taxes

Our effective federal and state income tax expense rate for the nine months ended September 30, 2011 of 35.7% differed from the statutory federal rate of 35% due primarily to increases related to the effects of the Texas Margin Tax and certain non-deductible expenses, offset in part by tax benefits derived from excess statutory depletion deductions.

We file federal income tax returns with the United States Internal Revenue Service (“IRS”) and state income tax returns in various state tax jurisdictions.  Our tax returns for fiscal years after 2006 currently remain subject to examination by appropriate taxing authorities.  None of our income tax returns are under examination at this time.